Other gains/(losses) net	12 Months Ended
Dec. 31, 2025
Other gains/(losses) net [Abstract]
Other gains/(losses) net
9	Other gains/(losses) net

The Company recognised other losses, net of RMB20.8 million in 2025 and other losses, net of RMB1.1 million in 2024. The other losses in 2025 were mainly due to the deregistration of subsidiaries, disposal of property and compensation payments, partially offset by rental income of RMB0.4 million.